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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): February 4, 2004

                            COFFEE HOLDING CO., INC.
             (Exact name of registrant as specified in its charter)

            Nevada                     333-00588-NY              11-223811
(State or other jurisdiction of      (Commission File          (IRS Employer
        incorporation)                    Number)            Identification No.)

                4401 First Avenue, Brooklyn, New York 11232-0005
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (718) 832-0800

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 2. Acquisition or Disposition of Assets

      On February 4, 2003, Coffee Holding Co., Inc. ("Coffee Holding"), a Nevada Corporation, acquired certain assets of Premier Roasters LLC ("Premier"), a Delaware limited liability company pursuant to an Asset Purchase Agreement, dated February 4, 2004, by and between Coffee Holding and Premier (the "Agreement") which is attached as exhibit 2.1 to this report. The assets purchased by Coffee Holding include all of the equipment, furniture and fixtures, owned or used by Premier, located at Premier's La Junta and Rocky Ford locations and all labels, finished and unfinished, for all coffee products owned by Premier (together, the "Assets").

      Coffee Holding purchased the Assets for $825,000 cash (the "Purchase Price") that was available for general corporate purposes. Coffee Holding based its Purchase Price upon an independent, third party appraisal of the Assets and the funds were paid to secured creditors of Premier.

      In connection with the Agreement, Coffee Holding has reached an agreement with the City of La Junta, Colorado to lease the facility formerly operated by Premier. Coffee Holding expects to begin operating in its new La Junta facility within the next two weeks. Coffee Holding intends to use the Assets in the La Junta facility to expand its integrated wholesale coffee roaster and dealer operations to the western United States.

      As a condition to its obligations under the Agreement, Coffee Holding also entered into a licensing agreement with Del Monte Corporation, a Delaware Corporation ("Del Monte"), for the exclusive right to use the S&W and IL CLASSICO trademarks in the United States in connection with the production, manufacture and sale of roasted whole bean and ground coffee for distribution at the retail distribution level.

Item 5. Other Events

      On February 10, 2004, Coffee Holding issued a press release announcing that it had entered into the Asset Purchase Agreement with Premier and the Licensing Agreement with Del Monte. The press release is attached to this report as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (a)   Financial statements.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.
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      (c)   The following exhibits are furnished with this Report:

      Exhibit No.         Description
      -----------         -----------

      2.1 Asset Purchase Agreement, dated February 4, 2004, by and between Coffee Holding Co., Inc. and Premier Roasters LLC.

      99.1      Press Release, dated February 10, 2004.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COFFEE HOLDING CO., INC.

                                    By:    /s/ Andrew Gordon
                                           -------------------------------------
                                    Name:  Andrew Gordon
                                    Title: President and Chief Executive Officer

Date: February 19, 2004
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                                  EXHIBIT INDEX

    Exhibit No.               Description
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      2.1       Asset Purchase Agreement, dated February 4, 2004, by and between
                Coffee Holding Co., Inc. and Premier Roasters LLC.

      99.1      Press Release, dated February 10, 2004